Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Sale of stake in Banco Inter
During first quarter of 2023, the Group sold its remaining stake in Banco Inter, representing 16.8 million shares. The shares were sold at a price of R$12.96, equivalent to R$218 million.
The movement follows the Group’s goal to focus on its core operation of Financial Services and Software. During the second quarter of 2022 the Group had already announced a partial sale equivalent to 21.5% of the shares it held at Banco Inter through the cash-out option offered in Inter’s corporate restructuring.